UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 25, 2014

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The registrant, FNB Bancorp, a California corporation and the parent company of First National Bank of Northern California, a national banking association (the "Bank"), by this report is filing a Notice of Hearing dated September 25, 2014, issued by the California Commissioner of Business Oversight with reference to a public hearing (the "Hearing") to be held on October 23, 2014 before the Commissioner (or a person designated by the Commissioner) upon the application of FNB Bancorp for a permit authorizing the exchange of shares of its common stock for all of the outstanding shares of common stock of Valley Community Bank, a California banking corporation ("VCB"), pursuant to the Application for Qualification of Securities by Permit under Section 25121 of the California Corporate Securities Law of 1968, as amended, filed by FNB Bancorp with the California Department of Business Oversight on June 16, 2014, pursuant to the provisions of the Agreement and Plan of Reorganization and Merger signed by and among FNB Bancorp, the Bank and VCB on May 22, 2014 (the "Merger Agreement") regarding the proposed acquisition of VCB. A copy of the Merger Agreement, with exhibits, was filed as Exhibit 99.1 to the registrant's Current Report on Form 8-K filed on May 23, 2014, which is incorporated herein by reference. Reference should be made to the FNB Bancorp Current Report on Form 8-K filed on May 23, 2014 and the FNB Bancorp Current Report on Form 8-K filed on September 4, 2014 for additional information regarding the Merger Agreement.

The purpose of the Hearing is to enable the Commissioner to determine the fairness of the terms and conditions of the proposed acquisition of VCB by FNB Bancorp and whether the issuance of a permit to offer and sell securities is fair, just and equitable to all security holders affected pursuant to applicable sections of the California Corporations Code. If the Commissioner determines that the terms and conditions are fair, just and equitable and issues a permit to FNB Bancorp, then the issuance of the shares of FNB Bancorp common stock to the shareholders of Valley Community Bank will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided in Section 3(a)(10) of the Securities Act. This summary does not purport to be complete and is qualified in its entirety by reference to the Notice of Hearing being filed with this report.

Copies of the Notice of Hearing are being sent to all holders of outstanding shares of VCB common stock and preferred stock. The Notice of Hearing does not constitute an offer to sell or the solicitation of an offer to buy any of the securities referred to in the Notice of Hearing. Further, the Notice of Hearing does not constitute a solicitation of shareholder votes on the Merger Agreement or on the merger of VCB with and into the Bank as contemplated by the Merger Agreement. After the Hearing, and conditioned upon the Commissioner's issuance of a permit to offer and sell shares of FNB Bancorp common stock, all holders of outstanding shares of VCB common stock and preferred stock will be provided with a proxy statement/prospectus and will be asked to vote on the Merger Agreement and the merger contemplated by the Merger Agreement at a special meeting of VCB shareholders to be held at such time and place as will be determined by the VCB Board of Directors.

A copy of the Notice of Hearing is included as Exhibit 99.1 to this report. The information in the Notice of Hearing shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information About the Acquisition and Where to Find It:

FNB Bancorp is subject to the annual, quarterly and other periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and investors are urged to read the Form 8-K Current Report and exhibits thereto filed on May 23, 2014 as well as other relevant documents filed by FNB Bancorp with the Securities Exchange Commission (the "SEC") from time to time in connection with the proposed acquisition because they contain important information about the transaction. Investors, shareholders and others may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Valley Community Bank is not subject to the reporting requirements of the 1934 Act. Valley Community Bank files reports with the Federal Deposit Insurance Corporation (the "FDIC") and investors, shareholders and others may obtain free copies of such reports through the website maintained by the FDIC at www.fdic.gov or by directing a request to Valley Community Bank at the address provided below.

In connection with the proposed acquisition, FNB Bancorp has filed an application with the Commissioner of the California Department of Business Oversight ("DBO") for a permit to exchange shares of its newly issued common stock for shares of VCB common stock under the California Corporate Securities Law of 1968. FNB Bancorp contemplates that all shares exchanged for VCB shares will, upon issuance of such permit, be exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section 3(a)(l0) of the 1933 Act. Such a permit will be based in part on a proxy statement/prospectus to be provided to the shareholders of VCB in order to solicit their votes in favor of the proposed acquisition and related matters. In addition, FNB Bancorp may file other relevant documents concerning the proposed acquisition with the Commissioner. Information regarding the permit application process may be obtained through the website maintained by the DBO at www.dbo.ca.gov. Investors and shareholders are urged to read the proxy statement/prospectus regarding the proposed acquisition, when it becomes available, along with any other relevant documents filed with the Commissioner because they will contain important information to an understanding of the proposed acquisition. Investors and shareholders will be able to obtain copies of these documents, free of charge, as they become available, from VCB by accessing VCB's website at www.vcb-ca.com or from FNB Bancorp by accessing the FNB Bancorp website at www.fnbnorca1.com. Information on the FNB Bancorp website and the VCB website is not, and shall not be deemed to be, a part of this report or incorporated into future filings that FNB Bancorp makes with the SEC. Free copies of the proxy statement/prospectus, when available, may also be obtained by directing a request by telephone or mail to FNB Bancorp, 975 El Camino Real, South San Francisco, California 94080, Attention Investor Relations (telephone (650) 588-6800), or to Valley Community Bank, 5000 Pleasanton Avenue, Suite 210, Pleasanton, California 94566, Attention President (telephone (925) 621-7200).

Participants in the Transaction:

FNB Bancorp, First National Bank of Northern California and Valley Community Bank and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of VCB in connection with the proposed acquisition. Information about the directors and executive officers of FNB Bancorp and First National Bank of Northern California is set forth in the proxy statement for FNB Bancorp's 2014 annual meeting of shareholders filed with the SEC on April 21, 2014. Information about the directors and executive officers of Valley Community Bank is set forth in the proxy statement for Valley Community Bank's 2013 annual meeting of shareholders, mailed to shareholders on May 17, 2013. Additional information regarding the interests of these participants and other persons who may be deemed participants in the acquisition may be obtained by reading the proxy statement/prospectus for the proposed acquisition when it becomes available.

Forward-Looking Statements:

This report contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management's assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally or regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) water shortages in the State of California; and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information and risk factors contained in the periodic reports filed with the SEC by FNB Bancorp, should be carefully considered when evaluating its business prospects. In addition to the risk factors previously disclosed in reports filed with the SEC by FNB Bancorp, there are additional risks and uncertainties associated with the proposed acquisition which include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Valley Community Bank's operations with those of First National Bank of Northern California will be materially delayed or will be more costly or difficult than expected; the inability to complete the merger due to the failure of Valley Community Bank's shareholders to approve the Merger Agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results; dilution caused by the issuance of additional shares of FNB Bancorp common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. FNB Bancorp undertakes no obligation to update any forward-looking statements contained in this report, except as required by law.

 Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Notice of Hearing
99.2	Exhibit A to Notice of Hearing (incorporated by reference to Exhibit 2.1 to the FNB Bancorp Current Report on Form 8-K filed with the Commission on May 23, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2014

FNB BANCORP (Registrant)

	By:	/s/ David A. Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer